UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2018

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-136110	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Hempstead Avenue, West Hempstead, New York 11552
(Address of principal executive offices) (Zip Code)

 (516) 693-5500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________________________________________

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On October 19, 2018, the board of directors (the “Board”) of GTJ REIT, Inc., a Maryland corporation (the “Company”), voted to increase the size of the Board, effective immediately, from seven directors to eight directors, creating a vacancy in a Class I director position, and appointed David Jang to the Board to fill the vacancy. Mr. Jang will serve as a Class I director on the Board until the Company’s 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

At this time, Mr. Jang has not been appointed to any committees of the Board.

Mr. Jang will receive compensation for his service as a director consistent with the compensation paid to the other non-officer directors of the Company, which includes an annual retainer of $30,000, $1,000 for each Board meeting attended and $500 for each committee meeting attended, and an annual grant of $35,000 in shares of restricted stock issued pursuant to the GTJ REIT, Inc. 2017 Incentive Award Plan.

There are no arrangements or understandings between Mr. Jang and any other person pursuant to which Mr. Jang was elected to serve as a director.  Mr. Jang does not have a direct or indirect material interest in any transaction or proposed transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Jang, a graduate of the Wharton School at the University of Pennsylvania, has served as a Partner of Client Advisory Services & Business Development at Water Walker Investments since August 2015. From August 2012 to August 2015, he served as Senior Vice President of Client Advisory Services at Davidson Fixed Income Management. Between May 2009 and August 2012, he was the Senior Managing Consultant of The PFM Group. Prior to that, Mr. Jang was the Vice President of Fixed Income Institutional Sales for Multi-Bank Securities, Inc. Mr. Jang previously served as a director for the Company from June 2006 to December 2010 and has served various other treasury functions at large, multi-national institutions and is a Certified Treasury Professional.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTJ REIT, Inc.

Date: October 23, 2018	By:	/s/ Louis Sheinker
Louis Sheinker
President and Chief Operating Officer